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                                                                   EXHIBIT 23(B)





                               CONSENT OF COUNSEL


         I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of ArvinMeritor, Inc. (the "Company"), in respect of the ArvinMeritor, Inc. Savings Plan, of the references to me under the heading "Item
3. LEGAL PROCEEDINGS" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.







                                                          /s/ M. LEE MURRAH
                                                          -----------------
                                                              M. Lee Murrah



Date: January 8, 2001